Exhibit 99



$28,000.00                                                          May 27, 2010


                             CONVERTIBLE DEMAND NOTE

     FOR VALUE RECEIVED, ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Maker"), hereby promises to pay to the order of JOHN A. CARLSON ("Payee") the sum of Twenty-Eight Thousand ($28,000.00) Dollars (the "Principal"), with interest thereon, on the terms and conditions set forth herein.

     Payments of principal of, interest on and any other amounts with respect to this Convertible Term Note (this "Note") are to be made in lawful money of the United States of America.

     Principal and accrued interest of this Note may be convertible into common stock of the Maker as provided in Section3 below.

     1. Payments.

     (a) Interest. This Note shall bear interest ("Interest") on Principal amounts outstanding from time to time from and after the date hereof at the rate of eight (8%) percent per annum; provided, however, that during the continuance of any default hereunder the interest rate hereunder shall be increased by five hundred basis points (5%) per annum over the rate that would otherwise be applicable hereunder. All Interest shall be computed on the daily unpaid Principal balance of this Note based on a three hundred sixty (360) day year, and shall be payable monthly in arrears on the first day of each calendar month commencing June 1, 2010.

     (b) Principal. The outstanding Principal of this Note shall be payable within ten (10) days following written demand therefore.

     2. Prepayment.

     (a) Optional Prepayment of Principal. The Maker may prepay any portion of the Principal from time-to-time upon three (3) days written notice to Payee's.

     (b) Application of Payments. Any and all prepayments hereunder shall be applied first to unpaid accrued Interest on the Principal amount being prepaid, and then to Principal.

     3. Conversion.

     (a) Optional Conversion. The Payee may, at its option, upon written notice to the Maker given at any time and from time to time, convert all or any portion of the unpaid Principal balance of this Note, and/or any accrued Interest thereon, into shares of common stock of the Maker ("Common Stock"), at a price of $0.28 per share of Common Stock (as same may be adjusted from time to time in accordance herewith, the "Conversion Price"). The date on which the Maker receives a conversion election is herein referred to as the "Conversion Date." To the extent that the Principal of this Note is converted only in part, then such conversion shall be treated as a prepayment of the Principal amount converted in accordance with Section 2(a) above.

     (b) Mechanics of Conversion. Upon notice to the Maker of the Payee's conversion election as provided in Section 3(a), the Maker shall, in accordance with Section 3(c), issue to the Payee (or to the Payee's designee(s) set forth in the Payee's conversion election) the number of shares of Common Stock to which the Payee shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Payee or such designee(s) the certificates representing such shares of Common Stock. All shares of Common Stock issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and nonassessable. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Maker shall pay cash equal to such fraction multiplied by the per share Conversion Price.

     (c) Issuance of Common Stock Upon Conversion. Within a reasonable time, not exceeding five (5) Business Days after the Conversion Date, the Maker shall deliver or cause to be delivered, to or upon the written order of the Payee of this Note so converted, certificates representing the number of fully paid and nonassessable shares of Common Stock into which this Note has been converted in accordance with the provisions of this Section 3. If so requested by the Maker, the Payee shall, within a reasonable time (not exceeding five (5) Business Days after receipt by the Payee of such certificates), surrender this Note to the Maker for cancellation, against delivery of a replacement Note representing the remaining balance (if any) of this Note which has not been converted. Subject to the following provisions of this Section 3, such conversion shall be deemed to have occurred on the Conversion Date, so that the Payee or the Payee's designee(s) shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     (d) Taxes on Conversion. The issuance of certificates for shares for Common Stock upon the conversion of this Note shall be made without charge by the Maker to the converting Payee for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Payee; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Payee, and the Maker shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Maker the amount of any such tax or shall have established to the satisfaction of the Maker that any such tax has been paid.

     (e) Adjustment of Shares.

     (i) Stock Dividends, Distributions or Subdivisions. In the event that, at any time and from time to time from and after the date of this Note, the Maker shall issue additional shares of Common Stock (or securities convertible into Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable in additional shares of Common Stock (or securities convertible into Common Stock) or effect a split or subdivision of the outstanding shares of Common Stock, then, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, the then-effective Conversion Price shall be proportionately decreased, and the number of shares of Common Stock issuable upon conversion of this Note shall thus be proportionately increased.

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

     (ii) Combinations or Consolidations. In the event that, at any time and from time to time from and after the date of this Note, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, concurrently with the effectiveness of such combination or consolidation, the then-effective Conversion Price shall be proportionately increased, and the number of shares of Common Stock issuable upon conversion of this Note shall thus be proportionately decreased.

     (iii) Other Dividends or Distributions. If the Maker, at any time or from time to time after the issuance of this Note, makes a distribution to the holders of Common Stock which is payable in securities of the Maker other than Common Stock, then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note, in addition to the number of shares of Common Stock, the amount of such securities of the Maker which would have been received if the portion of this Note so converted had been exercised for Common Stock on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(iii) and all other adjustments under this Section 3(e). Nothing contained in this Section 3(e)(iii) shall be deemed to permit the payment of any distribution in violation of the Loan Agreement.

     (iv) Merger, Consolidation or Exchange. If, at any time or from time to time after the date of this Note, there occurs any merger, consolidation, arrangement or statutory share exchange of the Maker with or into any other person or entity, then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note the kind and amount of shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Payee if the portion of this Note so converted had been converted into shares of Common Stock immediately prior to such merger, consolidation, arrangement or statutory share exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory share exchange with respect to such shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(iv) and all other adjustments under this Section 3(e). Nothing contained in this Section 3(e)(iv) shall be deemed to permit any such transaction in violation of the Loan Agreement.

     (v) Recapitalization or Reclassification. If, at any time or from time to time after the date of this Note, the shares of Common Stock issuable upon conversion of this Note are changed into the same or a different number of securities of any class of the Maker, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory share exchange provided for elsewhere in this Section 3(e)), then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Payee if the portion of this Note so converted had been converted immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(v) and all other adjustments under this Section 3(e).

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

     (vi) Extraordinary Dividends or Distributions. If, at any time or from time to time after the date of this Note, the Maker shall declare a dividend or any other distribution upon the Common Stock payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in shares of Common Stock, then the Conversion Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend or distribution, to the value thereof per share of Common Stock at the time such dividend or distribution was declared, as determined by the Board of Directors of the Maker in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject dividend or distribution, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend or distribution are to be determined. Nothing contained in this Section 3(e)(vi) shall be deemed to permit the payment of any dividend or distribution in violation of the Loan Agreement.

     (vii) Certificate of Adjustment. Whenever the Conversion Price and/or the number of shares of Common Stock receivable upon conversion of this Note is adjusted, the Maker shall promptly deliver to the Payee a certificate of adjustment, setting forth the Conversion Price and/or shares of Common Stock issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

     (viii) Successive Application. The provisions of this Section 3(e) shall be applicable successively to each event described herein which may occur subsequent to the date of this Note and prior to the conversion in full of this Note.

     (ix) Fractional Shares. No fractional shares of Common Stock shall be issuable by reason of any adjustments made pursuant to this Section 3(e); and in lieu of any such fractional shares, the Maker shall pay cash therefor in accordance with Section 3(b) above.

     (f) No  Impairment.  The  Maker  will  not,  by  amendment  of its  Organic
Documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Payee against impairment. In the event of any merger or consolidation in which the Maker is not the surviving entity, the Maker shall make appropriate arrangements in order that, upon any subsequent conversion of this Note, the Payee shall become entitled to receive the same securities or other consideration that the Payee would have received had such conversion been made immediately prior to the consummation of such merger or consolidation, subject to further adjustments, of the type provided in this Note, with respect to any events relating to any such securities occurring subsequent to the consummation of such merger or consolidation.

     (g) Common Stock Reserved. The Maker shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the full conversion of this Note into Common Stock.

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

     4. Events of Default. The occurrence a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and take such other action as may be provided for under the law.

     5. Assignment. This Note shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto, provided that the Maker may not assign any of its rights or obligations hereunder without the prior written consent of the Payee.

     6. Waiver and Amendment. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived. Neither any provision of this Note nor any performance hereunder may be amended or waived except pursuant to an agreement in writing signed by the party against whom enforcement thereof is sought. Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, notice of any and all of the foregoing, and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker. The Maker further waives the benefit of any exemption under the homestead exemption laws, if any, or any other exemption, appraisal or insolvency laws, and consents that the Payee may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note.

     7. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, except to the extent superseded by Federal enactments.

     8. Collection Costs. In the event that the Payee shall place this Note in the hands of an attorney for collection during the continuance of any Event of Default, the Maker shall further be liable to the Payee for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Payee in enforcing this Note, all of which costs and expenses shall be obligations under and part of this Note; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

     IN WITNESS WHEREOF, the Maker has executed this Note on the date first above written.

                                   ALANCO TECHNOLOGIES, INC.



                                   By:_______________________________________
                                      Name:
                                      Title:


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